Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter ended June 30, 2013 and 2012.

Three Months Ended June 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$306.2	$152.7	$60.9	$44.3	$9.3	$(0.8)	$572.6
Depreciation and amortization	10.6	4.4	2.6	2.5	0.2	0.5	20.8
Cost of sales and selling and administrative	206.7	121.2	61.4	35.5	10.7	22.7	458.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Other operating credits and charges, net	—	—	—	—	—	5.4	5.4
Total operating costs	217.3	125.6	64.0	38.0	10.9	27.9	483.7
Income (loss) from operations	88.9	27.1	(3.1)	6.3	(1.6)	(28.7)	88.9
Total non-operating expense	—	—	—	—	—	25.6	25.6
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	88.9	27.1	(3.1)	6.3	(1.6)	(3.1)	114.5
Provision for income taxes	—	—	—	—	—	24.4	24.4
Equity in (income) loss of unconsolidated affiliates	(6.5)	—	2.0	—	0.4	—	(4.1)
Income (loss) from continuing operations	$95.4	$27.1	$(5.1)	$6.3	$(2.0)	$(27.5)	$94.2
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$95.4	$27.1	$(5.1)	$6.3	$(2.0)	$(27.5)	$94.2
Provision for income taxes	—	—	—	—	—	24.4	24.4
Interest expense, net of capitalized interest	—	—	—	—	—	9.8	9.8
Depreciation and amortization	10.6	4.4	2.6	2.5	0.2	0.5	20.8
EBITDA from continuing operations	106.0	31.5	(2.5)	8.8	(1.8)	7.2	149.2
Stock based compensation expense	0.3	0.2	0.1	—	—	1.5	2.1
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(3.1)	(3.1)
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Other operating credits and charges, net	—	—	—	—	—	5.4	5.4
Other operating credits and charges associated with unconsolidated affiliates	—	—	—	—	—	2.7	2.7
Depreciation included in equity in (income) loss of unconsolidated affiliates	1.4	—	0.1	—	0.8	—	2.3
Adjusted EBITDA from continuing operations	$107.7	$31.7	$(2.3)	$8.8	$(1.0)	$(22.9)	$122.0

Three Months Ended June 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$194.9	$137.0	$51.7	$42.7	$10.7	$(9.2)	$427.8
Depreciation and amortization	8.3	3.9	2.4	2.7	0.2	0.4	17.9
Cost of sales and selling and administrative	168.7	113.7	52.7	36.4	10.5	8.6	390.6
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.1	0.1
Other operating credits and charges, net	—	—	—	—	—	0.2	0.2
Total operating costs	177.0	117.6	55.1	39.1	10.7	9.3	408.8
Income (loss) from operations	17.9	19.4	(3.4)	3.6	—	(18.5)	19.0
Total non-operating expense	—	—	—	—	—	(64.5)	(64.5)
Income (loss) before income taxes and equity in loss of unconsolidated affiliates	17.9	19.4	(3.4)	3.6	—	(83.0)	(45.5)
Benefit for income taxes	—	—	—	—	—	(11.1)	(11.1)
Equity in loss of unconsolidated affiliates	0.9	—	—	—	1.9	—	2.8
Income (loss) from continuing operations	$17.0	$19.4	$(3.4)	$3.6	$(1.9)	$(71.9)	$(37.2)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$17.0	$19.4	$(3.4)	$3.6	$(1.9)	$(71.9)	$(37.2)
Benefit for income taxes	—	—	—	—	—	(11.1)	(11.1)
Interest expense, net of capitalized interest	—	—	—	—	—	13.1	13.1
Depreciation and amortization	8.3	3.9	2.4	2.7	0.2	0.4	17.9
EBITDA from continuing operations	25.3	23.3	(1.0)	6.3	(1.7)	(69.5)	(17.3)
Stock based compensation expense	0.3	0.2	0.1	—	—	1.3	1.9
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.1	0.1
Investment income	—	—	—	—	—	(3.4)	(3.4)
Other operating credits and charges, net	—	—	—	—	—	0.2	0.2
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Depreciation included in equity in loss of unconsolidated affiliates	2.1	—	0.1	—	0.7	—	2.9
Adjusted EBITDA from continuing operations	$27.7	$23.5	$(0.8)	$6.3	$(1.0)	$(19.1)	$36.6

Six Months Ended June 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$592.9	$286.5	$124.3	$89.4	$18.4	$(1.4)	$1,110.1
Depreciation and amortization	19.0	8.3	5.9	5.1	0.3	0.9	39.5
Cost of sales and selling and administrative	394.9	230.4	124.8	71.8	20.0	44.3	886.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Other operating credits and charges, net	—	—	—	—	—	7.0	7.0
Total operating costs	413.9	238.7	130.7	76.9	20.3	51.5	932.0
Income (loss) from operations	179.0	47.8	(6.4)	12.5	(1.9)	(52.9)	178.1
Total non-operating expense	—	—	—	—	—	17.8	17.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	179.0	47.8	(6.4)	12.5	(1.9)	(35.1)	195.9
Provision for income taxes	—	—	—	—	—	47.6	47.6
Equity in (income) loss of unconsolidated affiliates	(14.5)	—	2.2	—	1.0	—	(11.3)
Income (loss) from continuing operations	$193.5	$47.8	$(8.6)	$12.5	$(2.9)	$(82.7)	$159.6
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$193.5	$47.8	$(8.6)	$12.5	$(2.9)	$(82.7)	$159.6
Provision for income taxes	—	—	—	—	—	47.6	47.6
Interest expense, net of capitalized interest	—	—	—	—	—	20.4	20.4
Depreciation and amortization	19.0	8.3	5.9	5.1	0.3	0.9	39.5
EBITDA from continuing operations	212.5	56.1	(2.7)	17.6	(2.6)	(13.8)	267.1
Stock based compensation expense	0.5	0.3	0.2	—	—	3.2	4.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(6.6)	(6.6)
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Other operating credits and charges, net	—	—	—	—	—	7.0	7.0
Other operating credits and charges associated with unconsolidated affiliates	—	—	—	—	—	2.7	2.7
Depreciation included in equity in (income) loss of unconsolidated affiliates	3.4	—	0.1	—	1.6	—	5.1
Adjusted EBITDA from continuing operations	$216.4	$56.4	$(2.4)	$17.6	$(1.0)	$(44.1)	$242.9

Six Months Ended June 30, 2012 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$344.4	$250.1	$100.3	$85.1	$20.8	$(11.4)	$789.3
Depreciation and amortization	17.0	8.1	5.2	5.6	0.4	0.7	37.0
Cost of sales and selling and administrative	308.6	205.9	101.4	72.8	20.4	26.1	735.2
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.2	0.2
Total operating costs	325.6	214.0	106.6	78.4	20.8	27.0	772.4
Income (loss) from operations	18.8	36.1	(6.3)	6.7	—	(38.4)	16.9
Total non-operating expense	—	—	—	—	—	(73.0)	(73.0)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	18.8	36.1	(6.3)	6.7	—	(111.4)	(56.1)
Provision for income taxes	—	—	—	—	—	(12.3)	(12.3)
Equity in loss of unconsolidated affiliates	2.1	—	—	—	2.5	—	4.6
Income (loss) from continuing operations	$16.7	$36.1	$(6.3)	$6.7	$(2.5)	$(99.1)	$(48.4)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$16.7	$36.1	$(6.3)	$6.7	$(2.5)	$(99.1)	$(48.4)
Provision for income taxes	—	—	—	—	—	(12.3)	(12.3)
Interest expense, net of capitalized interest	—	—	—	—	—	25.7	25.7
Depreciation and amortization	17.0	8.1	5.2	5.6	0.4	0.7	37.0
EBITDA from continuing operations	33.7	44.2	(1.1)	12.3	(2.1)	(85.0)	2.0
Stock based compensation expense	0.5	0.3	0.3	—	—	3.5	4.6
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.2	0.2
Investment income	—	—	—	—	—	(7.6)	(7.6)
Early debt extinguishment	—	—	—	—	—	52.2	52.2
Depreciation included in equity in loss of unconsolidated affiliates	4.1	—	0.2	—	2.2	—	6.5
Adjusted EBITDA from continuing operations	$38.3	$44.5	$(0.6)	$12.3	$0.1	$(36.7)	$57.9